Filed with the Securities and Exchange Commission on February 24, 2006

Registration No. 333-08853	Investment Company Act No. 811-5438

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

Registration Statement

under

The Securities Act of 1933

Post-Effective Amendment No. 20

and

Registration Statement

under

The Investment Company Act of 1940

Amendment No. 138

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

(Exact Name of Registrant)

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

(Name of Depositor)

ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484

(Address of Depositor’s Principal Executive Offices)

(203) 926-1888

(Depositor’s Telephone Number)

JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER

One Corporate Drive, Shelton, Connecticut 06484

(Name and Address of Agent for Service of Process)

Copy To:

ROBIN WAGNER, ESQ.

VICE PRESIDENT AND CORPORATE COUNSEL

One Corporate Drive, Shelton, Connecticut 06484 (203) 925-7176

Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (i) of Rule 485 on pursuant to paragraph (a) (i) of Rule 485

☐	75 days after filing pursuant to paragraph (a) (ii) of Rule 485 on pursuant to paragraph (a) (ii) of Rule 485 If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contracts.

CHC2

NOTE:

Registrant is filing this Post-Effective Amendment No. 20 to the Registration Statement for the purpose of including in the Registration Statement a Prospectus Supplement dated March 20, 2006 which adds a new optional living benefit. The prospectus, Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment No. 18 filed with the SEC on April 18, 2005, as supplemented, are hereby incorporated by reference. Other than as set forth herein, this Post-Effective Amendment to the Registration Statement does not amend or delete any other part of the Registration Statement.

Supplement to Prospectus Dated May 2, 2005

Supplement dated March 20, 2006

Supplement dated March 20, 2006 to the May 2, 2005 Prospectus for the following annuity product: Advisors Choice ®2000, as previously supplemented (the “Prospectus”).

This Supplement should be read and retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance Corporation (“American Skandia”). This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement to describe certain changes to the above-referenced Prospectus, including changes made with respect to certain portfolios of American Skandia Trust (“AST”), the addition of three AST portfolios that are being offered as new variable investment options and a new living benefit. All of these changes will be effective on or about March 20, 2006, unless specifically stated otherwise.

1. SUB-ADVISOR and PORTFOLIO NAME CHANGES

The Trustees of AST have approved the following sub-advisor and portfolio name changes to be effective as of March 20, 2006:

AST Goldman Sachs High Yield Portfolio

Pacific Investment Management Company LLC has been added as a Sub-advisor to the AST Goldman Sachs High Yield Portfolio and will manage a portion of the Portfolio. Goldman Sachs Asset Management, L.P. will continue to manage a portion of the Portfolio. As a result, the Portfolio’s name has changed to the AST High Yield Portfolio.

AST Large-Cap Value Portfolio

Dreman Value Management LLC has been added as a Sub-advisor to the AST Large-Cap Value Portfolio and will manage a portion of the Portfolio. Both J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC will continue to manage a portion of the Portfolio. The name of the Portfolio remains unchanged.

AST Small-Cap Value Portfolio

Dreman Value Management LLC has been added as a Sub-advisor to the AST Small-Cap Value Portfolio and will manage a portion of the Portfolio. In addition, Integrity Asset Management will no longer be a Sub-advisor to the Portfolio. Each of Salomon Brothers Asset Management Inc., J.P. Morgan Investment Management, Inc., and Lee Munder Investments, Ltd. will continue to manage a portion of the Portfolio. The name of the Portfolio remains unchanged.

As a result, the chart in the Prospectus in the section entitled “Investment Options/What are the Investment Objectives and Policies of the Portfolios?” is revised as follows:

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR

Fixed Income	AST High Yield (formerly AST Goldman Sachs High Yield): seeks a high level of current income and may also consider the potential for capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in high yield, fixed-income securities that, at the time of purchase, are non-investment grade securities.	Goldman Sachs Asset Management, L.P.; Pacific Investment Management Company LLC (PIMCO)

Large Cap Value	AST Large-Cap Value (formerly AST Hotchkis & Wiley Large-Cap Value): seeks current income and long-term growth of income, as well as capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks of large-cap U.S. companies. The Portfolio focuses on common stocks that have a high cash dividend or payout yield relative to the market or that possess relative value within sectors.	Hotchkis & Wiley Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Dreman Value Management LLC

Small Cap Value	AST Small-Cap Value: seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in small-capitalization stocks. The Portfolio will focus on common stocks that appear to be undervalued.	Lee Munder Investments, Ltd; J.P. Morgan Investment Management, Inc.; Salomon Brothers Asset Management Inc.; Dreman Value Management LLC

2. NEW SUB-ACCOUNTS

Effective March 20, 2006, the underlying portfolios listed below are being offered as new Sub-accounts under your Annuity. In order to reflect these additions:

A. The following is being added to the chart in the Prospectus in the section entitled “Investment Options/What are the Investment Objectives and Policies of the Portfolios?”:

STYLE/TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUB-ADVISOR
Asset Allocation/Balanced	AST First Trust Balanced Target: seeks long-term capital growth balanced by current income. The portfolio normally invests approximately 65% of its total assets in equity securities and 35% in fixed income securities. Depending on market conditions, the equity portion may range between 60-70% and the fixed income portion between 30-40%. The Portfolio allocates its assets across a number of uniquely specialized quantitative investment strategies.	First Trust Advisors L.P.

Asset Allocation/ Balanced	AST First Trust Capital Appreciation Target: seeks long-term growth of capital. The portfolio normally invests approximately 80% of its total assets in equity securities and 20% in fixed income securities. Depending on market conditions, the equity portion may range between 75-85% and the fixed income portion between 15-25%. The Portfolio allocates its assets across a number of uniquely specialized quantitative investment strategies.	First Trust Advisors L.P.

Asset Allocation/ Balanced	AST Advanced Strategies: seeks a high level of absolute return. The Portfolio invests primarily in a diversified portfolio of equity and fixed income securities across different investment categories and investment managers. The Portfolio pursues a combination of traditional and non-traditional investment strategies.	Marsico Capital Management, LLC; T. Rowe Price Associates, Inc.; LSV Asset Management; William Blair & Company, L.L.C.; Pacific Investment Management Company LLC (PIMCO);

B. In the section of the Prospectus entitled “Summary of Contract Fees and Charges”, sub-section “Underlying Mutual Fund Portfolio Annual Expenses”, under the heading “American Skandia Trust”, the following portfolios have been added:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

(as a percentage of the average net assets of the underlying Portfolios)

UNDERLYING PORTFOLIO American Skandia Trust:	Management Fees	Other Expenses	12b-1 Fees	Total Annual Portfolio Operating Expenses
AST First Trust Balanced Target	0.85%	0.19%	None	1.04%
AST First Trust Capital Appreciation Target	0.85%	0.19%	None	1.04%
AST Advanced Strategies	0.85%	0.18%	None	1.03%

3. NEW INSURANCE FEATURE

We are adding the Spousal Lifetime FiveSM Income Benefit (“Spousal Lifetime Five”), that guarantees until the later death of two designated lives the ability to withdraw an annual amount of an initial principal value regardless of market-based declines in account value. As a result, the following revisions are made to the Prospectus:

A.	The following information has been added to “YOUR OPTIONAL BENEFIT FEES AND CHARGES” table in the “Summary of Contract Fees and Charges” section of the Prospectus:

	OPTIONAL BENEFIT FEE/CHARGE	TOTAL ANNUAL CHARGE
SPOUSAL LIFETIME FIVE INCOME BENEFIT*
We offer a program that guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to 5% of an initial principal value regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals.	0.75% of average daily net assets of the Sub-accounts	1.40%

*	This optional benefit is not available under the Qualified BCO.

B.	The Spousal Lifetime Five program is not available if you elect any other optional living or optional death benefit, therefore all references in the Prospectus that reflect the availability of the optional living benefits are revised accordingly.

C.	The following description of the new optional living benefit is added as the last section under “Living Benefit Programs” in the Prospectus:

SPOUSAL LIFETIME FIVE INCOME BENEFIT

(SPOUSAL LIFETIME FIVE)

The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Spousal Lifetime Five and Lifetime Five. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit. Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or Death Benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

We offer a program that guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program — the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

KEY FEATURE — Initial Protected Withdrawal Value

The initial Protected Withdrawal Value is used to determine the amount of initial annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments growing at 5% per year from the date of your election of the program, (or application of the Purchase Payment if later) to your Annuity, as applicable, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value as of the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary prior to the first withdrawal or on the first 10 Annuity anniversaries if earlier than the date of your first withdrawal after the benefit effective date. With respect to (B) and (C) above, each value is increased by the amount of any subsequent Purchase Payments.

•	If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

•	For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

KEY FEATURE — Annual Income Amount under the Spousal Life Income Benefit

The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in the Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 3rd anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 3rd anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

We also offer an “auto step-up” feature at no additional cost. You may elect this feature either at the time you elect Spousal Lifetime Five or after you have elected Spousal Lifetime Five. If, on the date that we implement an auto step-up to your Annual Income Amount, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such auto step-up. We implement an auto step-up only at specific times and if Account Value has attained or exceeded a certain amount. Specifically, if you have never implemented a step-up, then an auto step-up can occur on the Annuity anniversary on or next following the 3rd anniversary of the first withdrawal under the Spousal Lifetime Five program, and can occur each Annuity anniversary thereafter. If you have implemented a step-up (whether initiated directly by you or effected under the auto step-up program), then an auto step-up can occur on the Annuity anniversary next following the 3rd anniversary of the prior step-up, and can occur each Annuity anniversary thereafter. We will effect an auto step-up only if, on the Annuity anniversary that the auto step-up is scheduled to occur, 5% of the Account Value exceeds 105% times the Annual Income Amount. Because the formula that determines when an auto step-up is affected differs from that which allows you to initiate a step-up on your own, scenarios may arise in which you may be allowed to initiate a step-up even though no auto step-up would occur.

The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on March 1, 2009 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five.

The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a) Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05(393/365) = $263,484.33

(b) Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c) Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

Example 1. Dollar-for-dollar reduction

If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

•	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250

Annual Income Amount for future Annuity Years remains at $13,250

Example 2. Dollar-for-dollar and proportional reductions

(a) If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

•	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount

($15,000 – $13,250 = $1,750) reduces Annual Income

Amount for future Annuity Years.

•	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750 / ($263,000 – $13,250) X $13,250 = $93

Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on March 1, 2009, the request will be accepted because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM

•	To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

•	If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

We must receive your request in a form acceptable to us at our office.

•	In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)	the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

•	If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

•	Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.

•	Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value.

•	You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

•	You must allocate your Account Value in accordance with the then available option(s) that we may permit in order to elect and maintain the Spousal Lifetime Five program.

•	There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.

•	In order for the Surviving Designated Life to continue the Spousal Lifetime Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. See “Spousal Owners/Spousal Beneficiaries”, “Spousal Beneficiary — Assumption of Annuity” and “Qualified Beneficiary Continuation Option” in this Prospectus.

Election of and Designations under the Program

Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary designations are as follows:

•	One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

•	Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be 55 years old at the time of election.

No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount. Currently, if you terminate the program, you will only be permitted to re-elect the program or elect the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

Termination of the Program

The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

Additional Tax Considerations for Qualified Contracts

If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA or Tax Sheltered Annuity (or 403(b)), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity, this required beginning date can generally be deferred to after retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

D. LIFETIME FIVE INCOME BENEFIT

In order to reflect certain administrative changes to the Lifetime Five Income Benefit, the box in the section of the prospectus entitled “Living Benefit Programs”, sub-section “Lifetime Five Income Benefit” (Lifetime Five), is replaced with:

The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there will be a restriction on your ability to re-elect Lifetime Five and Spousal Lifetime Five. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

In the section of each Prospectus entitled “Living Benefit Programs”, sub-section “Lifetime Five Income Benefit” (Lifetime Five), under the heading “Key Feature – Protected Withdrawal Value” the following information is added after the 3rd paragraph:

You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value. If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect, then you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program. Under Annuities with Lifetime Five elected prior to March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elected the Lifetime Five program on or after March 20, 2006, then you are eligible to step-up the Protected Withdrawal Value on or after the 3rd anniversary of the first withdrawal under the Lifetime Five program. Under Annuities with Lifetime Five elected on or after March 20, 2006, the Protected Withdrawal Value can be stepped up again on or after the 3rd anniversary following the preceding step-up. In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward.

Under the same heading “Key Feature – Protected Withdrawal Value”, before the last paragraph, the following information is added:

We also offer an “auto step-up” feature at no additional cost. You may elect this feature either at the time you elect Lifetime Five or after you have elected Lifetime Five. If, on the date that we implement an auto step-up to your Protected Withdrawal Value, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge going forward. We implement an auto step-up only at specific times and if Account Value has attained or exceeded a certain amount. Specifically, if you have never implemented a step-up, then an auto step-up can occur on the Annuity anniversary next following the 3rd anniversary of the first withdrawal under the Lifetime Five program (or 5th anniversary for elections of Lifetime Five made prior to March 20, 2006) and can occur each Annuity anniversary thereafter. If you have implemented a step-up (whether initiated directly by you or effected under the auto step-up program), then an auto step-up can occur on the Annuity anniversary next following the 3rd anniversary (or 5th anniversary for elections of Lifetime Five made prior to March 20, 2006) of the prior step-up, and can occur each Annuity anniversary thereafter. We will effect an auto step-up only if, on the Annuity anniversary that the auto step-up is scheduled to occur, 5% of the Account Value exceeds 105% times the Annual Income Amount. Because the formula that determines when an auto step-up is effected differs from that which allows you to initiate a step-up on your own, scenarios may arise in which you may be allowed to initiate a step-up even though no auto step-up would occur.

Under the heading “Election of the Program”, the following information is added:

Currently, if you terminate the program, you will only be permitted to re-elect the program or elect the Spousal Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five, you will be able to re-elect the program or elect Spousal Lifetime Five on any date on or after the next anniversary of the Annuity Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

Under the heading “Termination of the Program”, the following sentence was added to the end of the first paragraph:

While you may terminate Lifetime Five at any time, we may not terminate the benefit other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

E. WACHOVIA SECURITIES

In the section entitled “General Information”, the following paragraph was added to the end of the heading entitled “Who Distributes Annuities Offered by American Skandia?”:

On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.

Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 24th day of February, 2006.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B Registrant

By: American Skandia Life Assurance Corporation

By:	/s/ ROBIN WAGNER
Robin Wagner, Vice President, Corporate Counsel

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION Depositor

By:	/s/ ROBIN WAGNER
Robin Wagner, Vice President, Corporate Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
(Principal Executive Officer)

DAVID R. ODENATH* David R. Odenath	Chief Executive Officer and President	February 24, 2006
(Principal Financial Officer and Principal Accounting Officer)

MICHAEL BOHM* Michael Bohm	Executive Vice President, Controller Chief Financial Officer	February 24, 2006
(Board of Directors)

JAMES AVERY* James Avery		HELEN GALT* Helen Galt

RONALD JOELSON* Ronald Joelson	DAVID R. ODENATH* David R. Odenath

C. EDWARD CHAPLIN* C. Edward Chaplin	BERNARD J. JACOB* Bernard J. Jacob

By:	/s/ ROBIN WAGNER
Robin Wagner

*	Executed by Robin Wagner on behalf of those indicated pursuant to Power of Attorney